ESCROW AGREEMENT


        THIS AGREEMENT dated the 2nd day of April, 2002

A M O N G:

                                  AUCXIS CORP.

                             (hereinafter "Aucxis")

                                     - and -

                          ABN AMRO CAPITAL (BELGIUM) NV

                               (hereinafter "ABN")

                                     - and -

                           BODIN SAPHIR PENSION SCHEME

                              (hereinafter "Bodin")

                                     - and -

                             MAGNUM TECHNOLOGY LTD.

                             (hereinafter "Magnum")

                                     - and -

                                  J.J. MENNILLO

                              (hereinafter "J.J.")

                                     - and -

                          BLAKE, CASSELS & GRAYDON LLP

                             (hereinafter "Blakes")


WHEREAS:

A. ABN, Bodin, Magnum and J.J. shall sometimes collectively be referred to as the "Lenders";


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B.  Aucxis,  the Lenders and Aucxis NV entered  into a  convertible  bridge loan agreement dated April2nd 2002 (the "Main Agreement"), a copy of which is attached as Schedule "A" hereto, pursuant to which each of ABN, Bodin, Magnum and J.J. agreed to make available to Aucxis by way of loan the amount of U.S.$125,000, representing an aggregate loan by the Lenders to Aucxis of U.S.$500,000;

C. Aucxis and the Lenders desire to place the said loans (up to an aggregate amount of U.S.$500,000 (the "Deposit")) in escrow with Blakes; and

D. Blakes is willing to hold the Deposit in escrow on behalf of Aucxis and the Lenders subject to the terms and conditions of this Agreement.


NOW THEREFORE in consideration of the sum of $10 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEPOSIT AND INTEREST. The Deposit shall be held in escrow by Blakes and deposited in a trust account with the Canadian Imperial Bank of Commerce. If any interest is earned on the Deposit ("Interest") which is credited to such trust account, the Interest shall at all times be held by Blakes for the benefit of Aucxis. Blakes makes no representation as to the yield available upon the Deposit, shall bear no liability for any failure to achieve the maximum possible yield from the Deposit and shall not be responsible for any failure of Canadian Imperial Bank of Commerce. The party receiving interest, if any, on the Deposit shall pay all income and other taxes applicable thereto or exigible thereon.

2. DISPOSITION OF DEPOSIT. Blakes is hereby irrevocably authorized and directed to pay the Deposit and Interest, if any, in one single tranche or in several tranches as follows:

(a) Upon receipt of a written direction signed by Aucxis, Blakes is hereby irrevocably authorized and directed to pay the Interest in accordance with such written direction;

(b) Upon receipt of a written Draw-down Notice (as such term is defined in the Main Agreement) substantially in the form of Schedule 5 to the Main Agreement, signed by Aucxis, Blakes is hereby irrevocably authorized and directed to pay the Deposit in accordance with such Draw-down Notice;

(c) Upon receipt of a written Prepayment Notice (as such term is defined in the Main Agreement) substantially in the form of Schedule 6 to the Main Agreement, signed by Aucxis, Blakes is hereby irrevocably authorized and directed to pay the Deposit in accordance with such Prepayment Notice;

(d) Upon receipt of a written Notice of Unlawfulness (as such term is defined in the Main Agreement) signed by any of ABN, Bodin, Magnum or J.J. and receipt of a direction executed by Aucxis confirming that Aucxis does not challenge such Notice of Unlawfulness, Blakes is hereby irrevocably authorized and directed to pay to ABN, Bodin, Magnum or J.J., in accordance with


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such Notice of Unlawfulness,  their pro-rata shares of the Deposit, based on the amount that each Lender paid to Blakes on account of the Deposit, or of the remaining portion thereof as of the date of the receipt by Blakes of the Notice of Unlawfulness in the event a portion of the Deposit has previously been released pursuant to the terms of this Agreement, which amount shall not include Interest;

(e) Upon receipt of a written Notice of Default (as such term is defined in the Main Agreement) signed by any of ABN, Bodin, Magnum or J.J. and receipt of a direction executed by Aucxis confirming that Aucxis does not challenge such Notice of Default, Blakes is hereby irrevocably authorized and directed to pay to ABN, Bodin, Magnum or J.J., in accordance with such Notice of Default, their pro-rata share of the Deposit, based on the amount that each Lender paid to Blakes on account of the Deposit, or of the remaining portion thereof as of the date of the receipt by Blakes of the Notice of Default in the event a portion of the Deposit has previously been released pursuant to the terms of this Agreement, which amount shall not include Interest; and

(f) on or following December 31, 2002, Blakes is hereby irrevocably authorized and directed to pay the Deposit, or any remaining portion thereof in the event a portion of the Deposit has previously been released pursuant to the terms of this Agreement, which amount shall not include Interest, upon the receipt of a written direction from the Lenders and in accordance with such written direction.

Blakes shall have no obligation to make any determination as to the validity of any such directions, Draw-down Notices, Notices of Unlawfulness or any claims made by any party for entitlement to the Deposit and Blakes shall be entitled to continue to hold the Deposit until such time as Blakes receives the written directions, Draw-down Notices and Notices of Unlawfulness as contemplated in this Section 2 or until Blakes is directed by final judgment of a Court as to the disposition of the Deposit.

3. DISPUTE. Blakes shall have the right at any time to deposit the Deposit and Interest earned thereon, if any, with the Accountant of the Ontario Superior Court of Justice in accordance with the Rules of Civil Procedure respecting interpleader or in such other manner or on such other grounds as such Court may direct. Blakes shall give written notice of any such deposit to Aucxis and the Lenders immediately after such deposit is made.

4. NO AGENCY. The parties acknowledge that Blakes is acting solely as a stakeholder at their request and for their convenience and Blakes shall not be deemed to be the agent of either Aucxis or the Lenders in respect of the escrow herein referred to. Blakes shall not be liable to either Aucxis or the Lenders for any error in judgment or for any act or omission on its part in respect of the escrow herein referred to unless such error in judgment, act or omission is made, taken or suffered in bad faith or involves gross negligence.

5. INDEMNITY. Aucxis and the Lenders hereby jointly and severally agree to indemnify and hold Blakes harmless from and against all costs, claims (including those from third parties) and expenses, including solicitor's fees and disbursements incurred in connection with or arising from the performance of Blakes' duties or rights hereunder; provided that this indemnity shall not extend to actions or omissions taken or suffered by Blakes in bad faith or involving gross negligence on the part of Blakes.

6. FEES. Aucxis agrees to pay to Blakes forthwith upon receipt of an invoice therefor all of Blakes' accounts for time, disbursements and applicable goods and services taxes relating to the performance by Blakes of its duties or rights hereunder or other work incidental to or contemplated pursuant to the terms of this Agreement.

7. LIMITATION ON DUTIES. It is understood and agreed that Blakes' only duties and obligations in respect of the Deposit are expressly set out in this Agreement. Blakes shall have the right to consult with separate counsel of its own choosing (if it deems such consultation advisable) and shall not be liable for any action taken, suffered or omitted to be taken by it if Blakes acts in accordance with the advice of such counsel. Blakes shall be protected if it acts upon any written or oral communication, notice, certificate or other instrument or document believed by Blakes to be genuine and to be properly given or executed without the necessity of verifying the truth or accuracy of the same or the authority of the person giving or executing the same.

8. RESIGNATION OF BLAKES. Blakes may, at any time, resign its obligations under this Agreement and be discharged from all further duties and liabilities hereunder by giving Aucxis and the Lenders at least 10 days notice in writing of its intention to resign or such shorter notice as Aucxis and the Lenders may accept as sufficient. Aucxis and the Lenders agree that they shall forthwith upon receipt of such notice appoint a new stakeholder to act in the place and stead of Blakes and if they fail to agree on such appointment, Aucxis or the Lenders or Blakes may apply to a Judge of the Ontario Superior Court of Justice on such notice as such Judge may direct for the appointment of a new stakeholder. Upon any new appointment, the new stakeholder will be vested with the same powers, rights, duties and obligations as if it had been originally named herein as stakeholder and such new stakeholder shall enter into an agreement with Aucxis and the Lenders agreeing to be bound by all of the provisions of this Agreement.

9. DISCHARGE FROM DUTIES. Upon disposing of the Deposit and Interest thereon, if any, in accordance with the provisions of this Agreement, Blakes shall be relieved and discharged from all claims and liabilities relating to the Deposit and Interest thereon, if any, and Blakes shall not be subject to any claims made by or on behalf of any party hereto.

10. NO CONFLICT. The fact that Blakes is acting as stakeholder under this Agreement shall not in any way prevent it from representing Aucxis or Aucxis NV in connection with the transactions contemplated in the Main Agreement or any litigation arising from the Main Agreement or this Agreement or from representing Aucxis or Aucxis NV or any other party in any other capacity or in any other transaction.

11. NOTICE. All notices or other communications given pursuant to this Agreement shall be in writing and shall be either delivered by hand or by facsimile transmission addressed as follows:

         in the case of Aucxis, to:

                  AUCXIS CORP.
                  220 King Street West
                  Toronto, Ontario
                  M5H 1K4

                  Attention:  Chief Financial Officer
                  Facsimile:  + 1 416-214-0585

         in the case of ABN, to:

                  ABN AMRO CAPITAL (BELGIUM)
                  Regentlaan 53
                  1000 Brussels
                  Belgium

                  Attention:  Mr Bart Sonck
                  Facsimile:  +32-2-546-0411

         in the case of Bodin, to:

                  Bodin Saphir Pension Scheme
                  Heronden, Chart Hill, Chart Sutton
                  Kent ME 17 3EZ
                  England

                  Attention:  Mr Nicholas Saphir
                  Facsimile:  +44-1622-844361

         in the case of Magnum, to:

                  Magnum Technology Ltd.
                  St. Peter's House, St. Peter Port
                  Guernsey GY1 6AX
                  The Channel Islands

                  Attention:  Mssrs Nick Moss or Vince Aylaward
                  Facsimile:  +44-1481-712686

         in the case of J.J., to:

                  Jean Jacques Menillo
                  270 Chemin de Carambot de la Ribassiere
                  13190 Allauch
                  France

                  Facsimile:  +33 1 5326 0001
         in the case of Blakes, to:

                  Blake, Cassels & Graydon LLP
                  World Exchange Plaza
                  45 O'Connor Street
                  Ottawa, Ontario
                  Canada
                  K1P 1A4

                  Attention:  Gary Jessop
                  Facsimile:  +1 613-788-2247

Any notice or other communication shall conclusively be deemed to have been given and received on the date on which it was delivered or sent if delivered or sent during normal business hours on a business day, and if delivered after normal business hours or on other than a business day, shall be deemed to have been given or sent on the next following business day. Any party may change its address for notices or other communications by giving notice thereof to the other parties to this Agreement in accordance with this Section. For the purpose of this Agreement, a business day means any day (other than a Saturday, a Sunday or a statutory holiday in the Province of Ontario, Canada) on which banks are open for general business in the Province of Ontario, Canada.

12. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

13. MODIFICATION. This Agreement may only be modified or amended by an agreement in writing signed by all of the parties hereto.

14. TIME. Time shall be of the essence of this Agreement.

15. SUCCESSORS AND ASSIGNS. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.


    IN WITNESS WHEREOF the parties have executed this Agreement.


                              AUCXIS CORP.


                              By:
                                   ---------------------------------------------

                              Name: Dennis Petke
                              Title: Chief Financial Officer

                              ABN AMRO CAPITAL (BELGIUM) NV


                              By:
                                   ---------------------------------------------

                              Name: ____________________________________
                              Title: Special Attorney

                              BODIN SAPHIR PENSION SCHEME


                              By:
                                   ---------------------------------------------

                              Name: Nicholas Saphir
                              Title: Trustee

                              MAGNUM TECHNOLOGY LTD.


                              By:
                                   ---------------------------------------------

                              Name: ____________________________________
                              Title: Director


                              J.J. MENNILLO


                              --------------------------------------------------



                              BLAKE, CASSELS & GRAYDON LLP


                              By:
                                   ---------------------------------------------

                              Name:  Don Greenfield
                              Title: Administrative Partner